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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Simula, Inc. on Form S-8 of our report dated March 15, 2002, appearing in the Annual Report on Form 10-K of Simula, Inc. for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP
Phoenix, Arizona

March 28, 2002





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